UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  June 8, 2007

                             DUSKA THERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)

            Nevada                    000-33023             86-0982792
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

     Two Bala Plaza, Suite 300, Bala Cynwyd, PA               19004
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      (Address of principal executive offices)              (Zip Code)

   Registrant's telephone number, including area code:   (610) 660-6690
                                                         --------------

                             Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 1, 2007, Duska Therapeutics, Inc. (the "Company") entered into a Consulting Agreement with James S. Kuo, M.D., M.B.A. an individual (the "Consultant"). Pursuant to the Consulting Agreement to conduct a private placement offering for the Company with accredited investors, James S. Kuo, M.D., M.B.A. receives a consulting fee for his services of 10,000 options to purchase 10,000 shares of the Company's common stock at an exercise price of $0.50 per share. The Company's common stock is traded on the OTC-BB. The term of this agreement ends on the sooner of July 31, 2007 or the closing of the private placement, unless extended by mutual consent of the parties.
The agreement is attached hereto as an exhibit and incorporated by reference (Exhibit 10.30 attached hereto).


ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES.

On June 8, 2007, the Company issued 807,217 shares of its restricted common stock at a price of $0.30 per share for total proceeds of $242,165 to the Company. The proceeds are to be used to cover in part our operational and research and development costs. The issuance of these shares represent a private placement of equity securities in the form of Units (the "Units") sold solely to accredited investors.

Each Unit consists of shares of common stock and two (2) five-year warrants for the purchase of restricted common stock: Warrant A represents a total of 807,217 restricted common shares exercisable at $0.30 per share; and Warrant B represents a total of 807,217 restricted common shares exercisable at $0.60, $0.70, $0.80, $0.90, $1.00, respectfully.

For this transaction, the offer and sale of the common stock was made pursuant to exemptions from the registration requirements of the Act pursuant to Section 4(2) and Rule 506 of Regulation D promulgated thereunder. All of the offers and sales of the common stock were made exclusively to "accredited investors" (as such term is defined in Rule 501(a) of Regulation D) in offers and sales not involving a public offering. The purchasers in the private placements purchased the securities for their own account and not with a view towards or for resale. The private placements were conducted without general solicitation or advertising.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

    10.30 Consulting Agreement between Duska Therapeutics, Inc. and James S. Kuo, M.D., M.B.A effective June 1, 2007.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DUSKA THERAPEUTICS, INC.
                               -------------------------------------
                                          (Registrant)

                                By: /s/ Amir Pelleg
                                ------------------------------------
                                 Name:  Amir Pelleg, Ph.D.
                                 Title: President

Dated:  June 11, 2007

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